Supplement Dated May 1, 2006 to Prospectus Dated May 1, 1994 for The Market Street VIP Annuity
Issued by
Nationwide Life Insurance Company of America through its Nationwide Provident VA Separate Account 1 and
Nationwide Life and Annuity Company of America through its Nationwide Provident VA Separate Account A

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Effective May 1, 2006, the following underlying mutual fund changed its name, investment adviser/sub-adviser, and/or investment objective:

Gartmore Variable Insurance Trust - Dreyfus GVIT International Value Fund: Class IV changed to:

Gartmore Variable Insurance Trust - GVIT International Value Fund: Class IV
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	The Boston Company Asset Management LLC
Investment Objective:	Long-term capital appreciation.